UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

Xoom Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35801	94-3401054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Market Street, 12th Floor San Francisco, CA 94105
(Address of principal executive offices, including zip code)

(415) 777-4800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 20, 2015, the Board appointed Mr. Chris Shimojima to serve as a Class I director to hold office until the Company’s 2017 annual meeting of stockholders or until his successor has been duly elected and qualified, subject to his earlier resignation or removal.

From March 2012 to March 2015,  Mr. Shimojima served as Chief Executive Officer of Provide Commerce, Inc., a floral and gifting e-commerce retailer that was acquired by FTD Companies, Inc. From November 2006 to March 2012, he served as Vice President of Global E-Commerce at Nike, Inc. Prior to Nike, Mr. Shimojima served in various leadership roles at companies including Sears Holding Company, AT&T and Pepsi-Cola Company. Mr. Shimojima holds a Bachelor of Arts degree in International Affairs from the University of Colorado, Boulder, and a Master of Business Administration degree from the University of Chicago.

The Board has determined that Mr. Shimojima qualifies as an independent director under the rules of the NASDAQ Stock Market LLC. Mr. Shimojima has been appointed to serve on the compensation and nominating and corporate governance committees of the Board. There are no understandings or arrangements between Mr. Shimojima and any other person pursuant to which Mr. Shimojima was appointed as a director. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Shimojima and the Company.

Mr. Shimojima will receive compensation pursuant to the Company’s non-employee director compensation practices. The Company has entered into its standard form of Indemnification Agreement with Mr. Shimojima in connection with his appointment to the Board.

A copy of the press release announcing Mr. Shimojima’s appointment to the Board is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

July
Exhibit No.	Description of Exhibits
10.1*	Form of Indemnification Agreement
99.1	Press release dated May 26, 2015, titled “Xoom Announces Appointment of Chris Shimojima to Board of Directors”

* Previously filed on January 11, 2013 as Exhibit 10.4 to the Company’s Registration Statement on Form S-1

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2015
XOOM CORPORATION

	By:	/s/ John Kunze
John Kunze
Chief Executive Officer

EXHIBIT INDEX

Uly
Exhibit No.	Description of Exhibits
10.1*	Form of Indemnification Agreement
99.1	Press release dated May 26, 2015, titled “Xoom Announces Appointment of Chris Shimojima to Board of Directors”

* Previously filed on January 11, 2013 as Exhibit 10.4 to the Company’s Registration Statement on Form S-1